Supplement Dated June 1, 2001, to
the Prospectus Dated May 1, 2001 for
ASSET PORTFOLIO MANAGER Variable Universal Life
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account L1

This supplement updates certain information contained in your May 1, 2001, Prospectus. Please read it carefully and keep it for future reference.

The information relating to the rate of loan interest charged under your policy on page 10, under the heading of "Loans," and page 36, fifth paragraph, is herby changed to read as follows:

Currently, loan interest charges on your policy loan accrue daily at an annual interest rate of 3.75% in policy years 1 - 10 and 3.00% in all years thereafter.

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